Exhibit 10.3

SECOND AMENDMENT TO REAL ESTATE PURCHASE AGREEMENT

THIS SECOND AMENDMENT TO REAL ESTATE PURCHASE AGREEMENT (this "Amendment") is made as of August 21, 2015 by and between Hines Global REIT II 891 Coronado LLC, a Delaware limited liability company ("Buyer") and LV Eastern, LLC, a Nevada limited liability company (“Seller”).

WHEREAS, the parties entered into that certain Real Estate Purchase Agreement dated as of July 8, 2015 (the “Original Agreement”) as amended by that certain First Amendment to Real Estate Purchase Agreement dated August 7, 2015 (the “First Amendment” and together with the Original Agreement, the “Amended Agreement”), with respect to the purchase and sale of certain improved real property commonly known as “The Domain Apartments”, as more particularly described in the Original Agreement. Capitalized terms used but not otherwise defined herein shall have the same meaning as ascribed to such terms in the Original Agreement; and

WHEREAS, the parties now desire to amend the Amended Agreement pursuant to the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the mutual agreements and covenants set forth in the Amended Agreement and as hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Approval Date. The “Approval Date” as defined in Section 2B of the Original Agreement, as amended by the First Amendment, is hereby further amended and is extended to 5:00 p.m. Pacific Time, September 4, 2015.

2. Closing Date. The Closing Date, as defined in Section 2 of the Original Agreement, is hereby reaffirmed to be thirty (30) days after the Approval Date, subject to Buyer’s right to extend the Closing Date for up to thirty (30) additional days as set forth in Section 2 of the Original Agreement.

3. Effect. Except as specifically provided in this Amendment, the terms and provisions of the Amended Agreement, as modified herein, remain in full force and effect and the Amended Agreement is hereby ratified by Seller and Buyer.

4. Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of such counterparts shall constitute one agreement. A signature delivered via facsimile, email, or attachment to email shall be equally as effective as an original signature delivered in-person, via mail, or via any other means.

[Signature Page Follows]

IN WITNESS WHEREOF, Seller and Buyer have executed this Amendment as of the date first indicated above.

SELLER:	LV EASTERN, LLC, a Nevada limited liability company By: /s/ Kenneth M. Woolley Name: Kenneth M. Woolley Its: Manager
BUYER:	HINES GLOBAL REIT II 891 CORONADO LLC, a Delaware limited liability company By: /s/ David Steinbach Name: David Steinbach Its: Manager

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